UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-33938	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TESS	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2020, TESSCO Technologies Incorporated, a Delaware corporation (“TESSCO”), and certain of its affiliates (collectively, the “Company”) consummated the Company’s exit from the retail business. In connection with such exit, the employment of Elizabeth Robinson, as Senior Vice President, Retail Sales and Product Management of TESSCO, was terminated without cause on December 2, 2020.

Ms. Robinson joined TESSCO in 1998 and has served as Senior Vice President, Retail Sales and Product Management since 2017. As contemplated by a previously existing Severance and Restrictive Covenant Agreement dated July 2017 (the “Severance Agreement”) between TESSCO and Ms. Robinson, in addition to the payment to Ms. Robinson of her base compensation through the date of termination of her employment, TESSCO will pay Ms. Robinson a severance amount equal to one (1) year of her base salary and will pay her the amount of any 2021 fiscal year bonus or other cash incentive compensation accrued through the date of termination of her employment, as provided for under the terms of the Severance Agreement. As also required under the terms of the Severance Agreement as a condition to TESSCO’s obligation to make any severance payment, Ms. Robinson executed and delivered to TESSCO an appropriate release.

All Performance Stock Units and Restricted Stock Units held by Ms. Robinson became fully vested, to the extent previously earned, upon termination of her employment, and all stock options held by Ms. Robinson will remain exercisable (insofar as vested as of the date of termination of employment) and terminate, all in accordance with their respective terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Senior Vice President, Chief Financial Officer, and Corporate Secretary

Dated: December 7, 2020